EXHIBIT 99.1

Confidential Information Memorandum	NOVEMBER 2005
G. Reserves As of June 30, 2005
     The following table details the Company’s reserve base as of June 30, 2005 based on reports prepared by independent third party reservoir engineering firms. ***

	NEG Operating			***			***			Total
	Liquids	Gas	Total	Liquids	Gas	Total	Liquids	Gas	Total
	(MMbbls)	(Bcf)	(Bcfe)	(MMbbls)	(Bcf)	(Bcfe)	(MMbbls)	(Bcf)	(Bcfe)	(Bcfe)

PDP	3.4	109.3	129.6	***	***	***	***	***	***	***
PDNP	0.3	22.6	24.3	***	***	***	***	***	***	***
PUD	1.6	140.5	150.4	***	***	***	***	***	***	***

Total Proved Reserves	5.3	272.4	304.3	***	***	***	***	***	***	***
PV-10 (US$ Millions)			$792			***			***	***
% Gas			89%			***			***	***
% Proved Developed			51%			***			***	***
R/P Proved (years)			15.3			***			***	***
R/P PDP (years)			7.8			***			***	***

Note: Reserve life calculated with actual production numbers for first half of 2005 and second half 2005 estimated production according to 6/30/2005 reserve reports. *** Source: Company financials and 6/30/2005 reserve reports. PV-10 values are pre-tax and assume flat oil price of $56.50/bbl and flat natural gas price of $7.08/mcfe.
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*** Items intentionally omitted

Confidential Information Memorandum	NOVEMBER 2005
B. Strong Reserve and Production Growth
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Proved Reserves	Daily Production

Source:	Audited financial reports for NEGI *** . Reserve Reports as of 6/30/05 *** .
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Inventory of Drilling Locations

As of 6/30/05	NEG Operating LLC		***	***
	Longfellow	Other NEG	***	***
Proved Undeveloped	375	57	***	***
Exploration Opportunities	442	87	***	***

Total Drilling Locations	817	144	***	***
     Source: AREP Oil & Gas Management.
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*** Items intentionally omitted.

Confidential Information Memorandum	NOVEMBER 2005
IV. The Company
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A. National Energy Group, NEG Holding and NEG Operating
NEG Operating is engaged in the business of oil and gas exploration and production with properties located on-shore in Texas, Louisiana, Oklahoma and Arkansas. NEG Operating’s oil and gas properties are managed by NEGI. NEG Operating is developing and exploiting existing properties by drilling development and exploratory wells, and recompleting and reworking existing wells. NEG Operating anticipates that it will continue its drilling operations on existing properties and will selectively participate in drilling opportunities generated by third parties. NEG Operating also seeks to acquire existing producing properties or interests in them.

Background

In February 1999 NEGI was placed under involuntary, court ordered bankruptcy protection. In August 2000, NEGI emerged from involuntary bankruptcy protection with affiliates of Mr. Icahn owning 49.9% of the common stock and $165 million in principle debt securities. As mandated by NEGI’s Plan of Reorganization, NEG Holding was formed and NEGI and an affiliate of Mr. Icahn each contributed assets to NEG Holding in exchange for an initial 50% membership interest in NEG Holding. The affiliate of Mr. Icahn was designated the managing membership interest.

In October 2003, AREP acquired all outstanding NEGI Notes ($148.6 million at October 2003) and 5.6 million shares of common stock of NEGI from entities affiliated with Mr. Icahn. As a result of this transaction and the acquisition by AREP of additional shares of NEGI, AREP beneficially owned 50.1% of the outstanding stock of NEGI and had effective control. In June 2005 all of the stock of NEGI and the $148.6 million NEGI Notes owned
*** Items intentionally omitted.

Confidential Information Memorandum	NOVEMBER 2005
by AREP were contributed to AREP Oil & Gas and NEGI became a 50.1% consolidated subsidiary. The consolidated financial statements of AREP Oil & Gas include the consolidation of the acquired 50% interest in NEG Holding, together with AREP Oil & Gas’ 50% interest owned through NEGI. The Period of Common Control for NEG Holding began on September 1, 2001, the initial formation funding of NEG Holding.(1)

In November 2002, NEG Operating completed the acquisition of producing oil and gas properties in Pecos County, Texas known as Longfellow Ranch Field for $45.4 million in cash. Subsequent to the acquisition, NEG Holding increased its interest in Longfellow Ranch by $2.9 million and $33 million in December 2002 and March 2005, respectively.

NEG Holding Operating Agreement

NEG Holding is governed by an operating agreement that provides the management of NEG Holding by AREP Oil & Gas. Pursuant to this agreement, distributions to NEGI and AREP Oil & Gas (each holding a 50% membership interest) are based on the following order:
1. Guaranteed payments, on a semi-annual basis, are paid to NEGI calculated on an annual interest rate of 10.75% on the outstanding priority amount. The priority amount includes all the outstanding debt owed to the entities owned or controlled by Mr. Icahn, including the amount of NEGI’s 10.75% senior notes that are held by AREP Oil & Gas. As of June 30, 2005, the priority amount was $148.6 million (“the NEGI Notes”).
2. The priority amount is to be paid to NEGI on or before November 6, 2006 and will be used to repay the 10.75% NEGI Notes that are held by AREP Oil & Gas.
3. An amount equal to the priority amount and all guaranteed payments paid to NEGI, plus any additional capital contributions made by Gascon, the predecessor to AREP Oil & Gas, and AREP Oil & Gas, less any distributions made to Gascon and AREP Oil & Gas, is to be paid to AREP Oil & Gas.
4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of guaranteed payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of guaranteed payments), less any distributions previously made by NEG Holding to Gascon and AREP Oil & Gas, is to be paid to AREP Oil & Gas.
As of June 30, 2005, the contemplated amount due to AREP Oil & Gas assuming numbers 2, 3 and 4 above have occurred was approximately $290 million and accreting at approximately $6.5 million per quarter until November 2006.
5. After the above distributions are made, any additional distributions will be made in accordance with the ratio of AREP Oil & Gas’ and NEGI’s respective capital accounts.

[1]	In accordance with Generally Accepted Accounting Principals (GAAP), assets transferred between entities under common control are accounted for at historical costs and the financial statements of previously separate companies for periods prior to the acquisition are restated on a combined basis.
Priority Claims of AREP Oil and Gas on Value of NEG Operating

	Reference	Amount
Source of Value(1)	in Table	($ millions)

Restated Mizhuho Note(2)	N/A	131
Note from NEGI to AREP Oil & Gas (“Guaranteed Amount”)	N/A	149
Accrued Dividends to AREP Oil & Gas from Ownership of NEGH(3)	2, 3, & 4	290

Total Value to AREP Oil & Gas Before Sharing with NEGI Public Shareholders		570

(1)	Excludes Guaranteed Payments related to NEGI Note to AREP Oil & Gas

(2)	Pro Forma For Transaction

(3)	As of June 30, 2005

Confidential Information Memorandum	NOVEMBER 2005
Principal Areas Of Operations
     Source: AREP Management.
East and West Texas
At June 30, 2005, approximately 85% (259.4 Bcfe) of NEG Operating’s proved reserves were located in the East and West Texas area, including East Texas, Arkansas and in West Texas, the Goldsmith Adobe Unit and Longfellow Ranch Field.
East Texas
At June 30, 2005, approximately 18% (53.2 Bcfe) of NEG Operating’s reserves were located in the East Texas Region. The reserves in this region are found in the Cotton Valley formation and the Travis Peak formation. These properties produce from low permeability reservoirs that generally contain relatively long-lived reserves. A significant portion of the cost to complete Cotton Valley wells is incurred due to the low permeability of interbedded sandstones and shales, which requires large hydraulic fracture stimulation, typically of multiple zones of the producing formation, to obtain the increased production levels necessary to make such wells commercially viable. Cotton Valley production occurs in a mature natural gas province characterized by long-lived reserves producing from formations at depths ranging from 8,500 to 10,500 feet. Travis Peak is considered to be a mature oil province characterized by long-lived reserves producing from formations at a depth of 7,200 feet.
West Texas
At June 30, 2005, approximately 68% (206.2 Bcfe) of NEG Operating’s reserves were located in the West Texas Region. The following fields comprise the West Texas area:
Goldsmith Adobe Unit
At June 30, 2005, approximately 7% (21.5 Bcfe) of NEG Operating’s reserves were located in the Goldsmith Adobe Unit. Goldsmith Adobe Unit, or GAU, is located in the Permian Basin of West Texas. NEG Operating now owns a 99.9% working interest in this property. Typically, wells drilled at the GAU produce from the Upper Clearfork formation at an average depth of 6,100 feet.

Confidential Information Memorandum	NOVEMBER 2005
Longfellow Ranch
At June 30, 2005, approximately 61% (184.8 Bcfe) of NEG Operating’s reserves were located in the Longfellow Ranch Field. Longfellow Ranch area and associated producing fields are located in the Val Verde Basin, a prolific gas producing area. Longfellow Ranch Field (Pinion Field) was discovered in 1983 by Fina Oil and Gas, but was not extensively developed due to lack of necessary pipeline and associated facilities. Riata Energy Inc. acquired the field in 1996 and began an extensive development program. The primary producing horizons in the field are the Caballos Novaculites of Devonian age located at depths ranging from 4,500 feet to 10,000 feet. Additional producing horizons include the lower Pennsylvanian Dimple and upper Mississippian Tesnus formations located at depths ranging from 2,000 feet to 4,500 feet. Other objectives include a normal stratigraphic section of Devonian, Silurian and Ordovician. These horizons have produced north of the Marathon thrust belt, where the structures can produce over a Tcf, or trillion cubic feet, of gas. The Longfellow Ranch Field is not delineated and is considered to be immature in its oil and gas development. This field presents great opportunities, both recognized and yet to be recognized.
Mid-Continent
At June 30, 2005, approximately 11% (32.3 Bcfe) of NEG Operating’s proved reserves were located in the Mid-Continent area in Oklahoma and Arkansas, which includes the Anadarko and Arkoma Basins.
Anadarko Basin
At June 30, 2005, approximately 8% (24.4 Bcfe) of NEG Operating’s reserves were located in the Anadarko Basin. The Anadarko Basin properties are located throughout central and west Oklahoma. Anadarko Basin is among the most prolific petroliferous basins of the continental United States. The Anadarko Basin is considered a mature oil and natural gas province characterized by multiple producing horizons and long-lived and predictable reserves with low cost operations. Most Anadarko Basin reserves are produced from formations at depths ranging from approximately 5,000 to 15,000 feet.
Arkoma Basin
At June 30, 2005, approximately 3% (7.9 Bcfe) of NEG Operating’s reserves were located in the Arkoma Basin. The Arkoma Basin properties are located in southeast Oklahoma and northwest Arkansas. The Arkoma Basin is considered a mature natural gas province characterized by multiple producing horizons and long-lived and predictable reserves with low cost operations. Most Arkoma Basin reserves are produced from formations at depths ranging from approximately 3,000 to 8,000 feet. The principal productive formations are Atokan and, to a lesser extent, Morrowan sandstones.
Gulf Coast
At June 30, 2005, approximately 4.2% (12.9 Bcfe) of NEG Operating’s proved reserves were located in the Gulf Coast area, which includes South Louisiana and South Texas. The Gulf Coast area encompasses the large coastal plain from the southernmost tip of Texas through the southern portion of Louisiana. These rocks are comprised of sediments ranging from the Cretaceous through the Tertiary in age. NEG Operating’s production ranges in depth from as shallow as several thousand feet to in excess of 17,000 feet. New technology, including the use of 3-D seismic with subsurface mapping, has yielded many new opportunities in the entire coastal area. NEG Operating is involved in many projects using 3-D seismic technology.

Confidential Information Memorandum	NOVEMBER 2005
Oil and Gas Reserves
As of June 30, 2005, NEG Operating has total proved reserves of 272,379 MMcf of natural gas and 5,326 MBbls of condensate and oil.(1)
The following table details NEG Operating’s total proved reserves of oil and gas, as of June 30, 2005, by location and reserve type.

	Proved Reserves (as of June 30, 2005)
	Liquids	Gas	Total	%
	(MBbls)	(MMcf)	(MMcfe)	of Total
Longfellow Ranch	743	180,212	184,668	60.7%
East Texas	359	51,089	53,243	17.5%
Anadarko	400	21,991	24,392	8.0%
West Texas	3,013	3,445	21,520	7.1%
Gulf Coast	718	8,291	12,598	4.1%
Arkoma	94	7,351	7,916	2.6%

Total	5,326	272,379	304,337

	Proved Reserves (as of June 30, 2005)
	Liquids	Gas	Total
	(MBbls)	(MMcf)	(MMcfe)
Proved Developed Reserves	3,686	131,856	153,969
Proved Undeveloped Reserves	1,641	140,523	150,368

Total Proved Reserves	5,326	272,379	304,337

Source: Reserve reports as of 6/30/05.
Oil and Gas Production and Unit Economics
The following table shows the approximate net production attributable to NEG Operating’s oil and gas interests, the average sales price per barrel of oil and Mcf of natural gas produced and the average unit economics per Mcfe, or thousand cubic feet gas equivalent, related to NEG Operating’s oil and gas production for the periods indicated. Information relating to properties acquired or sold is reflected in this table only since or up to the closing date of their respective acquisition or sale.

	2005 YTD Production (as of 9/30/05)
	Liquids	Gas	Total	%
	(MBbls)	(MMcf)	(MMcfe)	of Total
Longfellow Ranch	11	4,942	5,009	34.7%
East Texas	29	3,878	4,051	28.1%
Anadarko	27	1,471	1,635	11.3%
West Texas	217	246	1,547	10.7%
Gulf Coast	119	787	1,504	10.4%
Arkoma	0	674	674	4.7%

Total	403	11,999	14,419

[1]	Proved reserves are based on flat oil price of $56.50/bbl and flat natural gas price of $7.08/mcfe.

Confidential Information Memorandum	NOVEMBER 2005

	Year Ended December 31			9 Months
	2002	2003	2004	YTD 2005
Net Production
Oil (MBbls)	629	629	565	403
Natural Gas (MMcf)	7,827	13,437	13,106	11,999

Total (MMcfe)	11,601	17,211	16,496	14,420
Average sales price
Oil (per Bbl)	$23.93	$26.54	$28.37	$49.36
Natural Gas (per Mcfe)	$3.06	$4.39	$5.21	$6.03
Unit Economics (per Mcfe)
Average sales price	$3.36	$4.40	$5.11	$6.40
Lease Operating Expenses	0.73	0.66	0.82	0.55
Production Taxes	0.16	0.34	0.35	0.39
Depletion Rate	1.29	1.25	1.28	1.52
General and admin expenses	0.50	0.28	0.25	0.16

Source: Unaudited AREP Oil & Gas Consolidated Financial Statements and AREP Management for 2005 YTD.
Production and Sales Prices
NEG Operating produces oil and gas solely in the continental United States. NEG Operating currently sells a significant portion of oil pursuant to a contract with Plains Marketing and Transportation. NEG Operating has no obligations to provide a fixed and determinable quantity of oil and/or natural gas in the future under existing contracts or agreements. NEG Operating does not refine or process the oil and gas it produces, but sells the production to unaffiliated oil and gas purchasing companies in the area in which it is produced. NEG Operating expects to sell crude oil on a market price basis and to sell natural gas under contracts to both interstate and intrastate natural gas pipeline companies.
Control Over Production Activities
The non-operated properties are operated by unrelated third parties pursuant to operating agreements which are generally standard in the industry. Significant decisions about operations regarding non-operated properties may be determined by the outside operator rather than by NEG Operating. If NEG Operating declines to participate in additional activities proposed by the outside operator under certain operating agreements, NEG Operating will not receive revenues from, and/or will lose its interest in, the activity in which it declined to participate.
Markets and Customers
NEG Operating does not believe that the loss of any purchaser would have a material adverse effect on its business because, under prevailing market conditions, other purchasers are readily available. The agreement with Plains, entered into in 1993, provides for Plains to purchase NEG Operating’s oil pursuant to West Texas Intermediate posted prices plus a premium. A portion of NEG Operating’s natural gas production is sold pursuant to long-term netback contracts. Under netback contracts, gas purchasers buy gas from a number of producers, process the gas for natural gas liquids, and sell liquids and residue gas. Each producer receives a fixed portion of the proceeds from the sale of the liquids and residue gas. The gas purchasers pay for transportation, processing and marketing of the gas and liquids, and assume the risk of contracting pipelines and processing plants in return for a portion of the proceeds of the sale of the gas and liquids. Generally, because the purchasers are marketing large volumes of hydrocarbons gathered from multiple producers, higher prices may be obtained for the gas and liquids. The remainder of NEG Operating’s natural gas is sold on the spot market under short-term contracts.
Well Operations
NEG Operating operates approximately 806 productive wells and also owns interest in 409 non-operated wells.

Confidential Information Memorandum	NOVEMBER 2005
Plant Operations
NEG Operating owns a 35% interest in the Pinon gathering systems and the Pikes Peak plant in Longfellow Field. On average, the Company has approximately the same level of working interest in the properties connected to these facilities. Wells connected to these facilities are charged a processing and gathering fee. The Company proportionally reports revenues and offsetting costs for its interest in these facilities.

Confidential Information Memorandum	NOVEMBER 2005
D. Producing Well Count
     The following table illustrates AREP Oil & Gas’ producing wells:

Company	Operated	Non-Operated	Total
NEG Operating	806	409	1,215
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Source: AREP Management.
E. Recent and Planned Drilling Activity
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The following table shows the gross wells drilled in 2004 and 2005 and budgeted drilling program in 2006.

Company	2004	1H 2005	2H 2005E	Full 2005E	2006E
NEG Operating	68	45	59	104	135
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Source: AREP Management.
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G. Leasehold Acreage
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*** — Items intentionally omitted

Confidential Information Memorandum	NOVEMBER 2005
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The table below details AREP Oil & Gas’ total acreage as of June 30, 2005.

	Undeveloped		Developed
Company	Gross	Net	Gross	Net
NEG Operating	116,700	32,000	133,000	70,400
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Source: AREP Management.
*** — Items intentionally omitted